                                                EXHIBIT (10) (xxx)

                             FORM OF

                ADDENDUM TO EMPLOYMENT AGREEMENT
                --------------------------------


     This is an Addendum to the Employment Agreement ("Agreement") dated August 1, 1995 between Americold Corporation, an Oregon corporation ("Americold") and
("Employee"). The effective date of this Addendum is June 30, 1996.

RECITALS
--------

     Americold and Employee desire to have the opportunity to secure Employee's position as for an extended term beyond the period set forth in the Agreement.

     NOW, THEREFORE, in consideration of their mutual desire to secure Employee's position and the mutual promises, agreements and conditions hereinafter set forth, it is agreed as follows:

AGREEMENT
---------

     Subject to the termination provisions in the Agreement, if by July 31, 1996, and by each July 31 thereafter in which the Agreement remains in effect, neither Americold nor Employee gives the other notice, as provided in paragraph 13 of the Agreement, of intent not to renew the Agreement upon its expiration date one year hence, the term of the Agreement shall extend for an additional one-year period. (E.g., if neither Americold nor Employee gives notice of intent not to renew by July 31, 1996, the term of the Agreement shall extend until July 31, 1998).

     Except as expressly provided in this Addendum, all terms of the Agreement, as well as the parties' Covenant Not to Compete and Consulting and Non-Disclosure Agreement, remain in full force and effect.

Employee                            Americold Corporation

                                By:  /s/  Ronald H. Dykehouse
-----------------------              ------------------------
[Name of Employee]                   Ronald H. Dykehouse
                             Title:  Chairman & Chief Executive
                                       Officer
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                  SCHEDULE TO EXHIBIT (10)(xxx)

            Form of Addendum to Employment Agreement



     The Addenda to Employment Agreement between Americold
Corporation and the employees named below (the "Addenda") are identical in all material respects other than with respect to the employee and the employment position, which are as follows for each employee:

       Name of Employee                 Position
       ----------------                 --------

       Joel M. Smith               Senior Vice President and
                                   Chief Financial Officer

       John P. LeNeveu             Executive Vice President

       F. Stanley Sena             Executive Vice President

       J. Roy Coxe                 Senior Vice President